Loss Per Share	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Loss Per Share

18. LOSS PER SHARE

	2020	2019
Net loss for the year	$(16,020)	$(10,075)

Weighted average number of shares outstanding - basic and diluted	28,881,800	20,674,866

Net loss per share - basic and diluted	$(0.55)	$(0.49)

When calculating earnings per share for periods where the Company has a loss, the calculation of diluted earnings per share excludes any incremental shares from the assumed conversion of stock options and warrants as they would be anti-dilutive.